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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 23, 2004


                           WESTERBEKE CORPORATION
           (Exact name of Registrant as specified in its Charter)


          Delaware                    0-15046                04-1925880
(State or other Jurisdiction)       (Commission            (IRS Employer
      of Incorporation)             File Number)        Identification No.)


                       Myles Standish Industrial Park
                            150 John Hancock Road
                              Taunton, MA 02780
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (508) 823-7677

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.  The following exhibit is filed with this report:

            99.1 Press release dated January 23, 2004, regarding the Company's results for the quarter and twelve-months ended October 25, 2003.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTERBEKE CORPORATION

Date:  January 23, 2004
                                       By:   /s/ Gregory Haidemenos
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                                             Gregory Haidemenos
                                             Principal Financial and
                                             Accounting Officer